EXHIBIT 4.1

SPECIMEN STOCK
CERTIFICATE
[CERTIFICATE NUMBER]		COMMON STOCK
[NUMBER]
CUSIP 588056 10 1
SEE REVERSE FOR
	MERCER INTERNATIONAL INC.	CERTAIN DEFINITIONS
INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $1.00 PER SHARE, OF
MERCER INTERNATIONAL INC.
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile signatures of the Corporation’s duly authorized officers.
DATED:

/s/ Jimmy S.H. Lee	/s/ David M. Gandossi

PRESIDENT, CEO & CHAIRMAN	EXECUTIVE VP, CFO & SECRETARY
Countersigned and Registered
MELLON INVESTOR SERVICES LLC
Transfer Agent and Registrar
By _____________________________
Authorized Signature

[REVERSE OF CERTIFICATE]
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common
TEN ENT	-	as tenants by the entireties
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT	-		Custodian

		(Cust)		(Minor)

under Uniform Gifts to Minors Act

(State)

UNIF TRAN MIN ACT	-		Custodian (until age)

		(Cust)		(Minor)

under Uniform Transfers to Minors Act

(State)
Additional abbreviations may also be used though not in the above list.
For value received,                                          hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.